MERRILL LYNCH
DRAGON FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 2000



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2000

INDIA                        7.9%
INDONESIA                    0.7%
SINGAPORE                   12.2%
MALAYSIA                     2.4%
THAILAND                     2.7%
CHINA                        9.5%
HONG KONG                   22.9%
TAIWAN                      18.3%
SOUTH KOREA                 19.9%
PHILIPPINES                  1.1%

*Total may not equal 100%.


Merrill Lynch Dragon Fund, Inc., June 30, 2000


DEAR SHAREHOLDER

For the six-month period ended June 30, 2000, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -13.96%, -14.51%, -14.49% and -14.14%, respectively. The unmanaged benchmark Morgan Stanley Capitalization (MSCI) Far East Composite (Ex-Japan) Index had a total return of -14.15% for the same period. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

During the six months ended June 30, 2000, the Fund's performance and volatility were significantly affected by its overweighted positions in technology and telecommunications. Globally, technology and telecommunications sectors rose sharply in the first quarter, continuing on last year's gains, before retreating in the second quarter. Many of our largest holdings reached multinational status and their share price movements reflected this as their movements correlated with the global volatility. The underlying fundamentals of our holdings continue to strengthen despite the recent correction and appear increasingly attractive to us as investors. We expect the current domestic concerns in India, South Korea and Taiwan should turn around in the second half of the year and could present an additional positive surprise to these markets.


Investment Strategy
In Hong Kong, we were underweight in the real estate and banking sectors, both of which turned in a disappointing first half. During the period, property prices remained soft and bank margins were squeezed because of rising interest rates. Our portfolio is concentrated in several large, blue-chip companies such as Hutchison Whampoa Ltd. and Cable & Wireless Ltd., which continued to project strong growth and proactive management strategies to the benefit of shareholders. Our 9.5% weighting in China is primarily comprised of our positions in China Mobile (Hong Kong) Limited, a mobile telephony company, and Legend Holdings Limited, the leading personal computer manufacturer in China. Both firms have continually beat analysts' expectations of growth and show no signs of slowing down. Recent economic news out of China has shown a resurgence in economic growth led by consumer spending.

Despite extremely attractive valuations and strengthening fundamentals, South Korea's stock market continued to perform poorly. Domestic concerns over the investment trust companies, illiquidity and rising interest rates overwhelmed the otherwise positive news on the economy and North Korean relations. Looking ahead, we believe these concerns will abate and domestic confidence return. Three of the Fund's holdings, SK Telecom Co., Ltd., Samsung Electronics and Korea Telecom Corporation, all were affected by the volatility in their respective global sectors. The Fund also has a sizeable exposure to the country's leading banks, which are among the most inexpensive in the developed world.

Taiwan is the Fund's third-largest country allocation and has held up well in the past six months considering the large concentration of electronics companies in the market. One reason has been the strong earnings numbers coming out of the sector despite the global macro concerns. Recent meetings with company managements reinforce our belief that there is limited capacity available in the domestic foundry sectors and that backlogs are increasing. Two of our largest holdings remain Taiwan Semiconductor Manufacturing Company and United Microelectronics Corporation Ltd., the world's two largest dedicated foundries. More recently, the market has weakened over domestic concerns regarding the new government. We view these as short-term market concerns and believe the market will begin to refocus on the strong earnings we expect to see in the second half of the year.

Our Singapore holdings were primarily in the banking and technology sectors. The economy continued to improve in the first half of 2000, buoyed by strong gross domestic product growth and increased retail spending. DBS Group Holdings Limited, the largest bank group in the country, has continued its reorganization to the benefit of shareholders. After much anticipation, a more formal timeline was announced regarding the divestiture by banks of all nonbank holdings. We believe this will serve as the catalyst for more restructuring efforts by the entire sector to the benefit of equity investors.

Elsewhere in the region, Indian software development companies experienced an extremely volatile share price ride as their valuations ranged from the absurdly high to extremely cheap. These companies have become preeminent in their field globally and comprise the bulk of our Indian exposure. The smaller markets of Thailand, Indonesia and the Philippines continue to offer little interest to the equity investor. Most disappointing has been Thailand. Thailand was the first to enter into crisis, the first to announce reforms, and now appears to be one of the last to implement them successfully. Our exposure remains minimal in these markets, and we do not foresee this changing in the near future.


In Conclusion
The Fund was affected significantly in the first half of the year by the trends in telecommunications and technology stocks worldwide. Looking ahead to the second half of 2000, we believe these factors will have a reduced impact on our holdings as investors will refocus on company-specific fundamentals. Recently, there has been continued positive news flow from China regarding its economy and the resurgence of consumer spending. If the trend continues, it may be a significant source of upward surprise to the earnings of many of our companies. In closing, we remain very optimistic on the outlook of the dragon countries and our stocks for the rest of the year.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



August 17, 2000



Merrill Lynch Dragon Fund, Inc., June 30, 2000


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       6 Month             12 Month       Since Inception
As of June 30, 2000                                  Total Return        Total Return       Total Return
ML Dragon Fund, Inc. Class A Shares                     -13.96%             +10.87%            -16.29%
ML Dragon Fund, Inc. Class B Shares                     -14.51              + 9.66             +37.68
ML Dragon Fund, Inc. Class C Shares                     -14.49              + 9.60             -21.06
ML Dragon Fund, Inc. Class D Shares                     -14.14              +10.48             +46.80

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are from 10/21/94 for Class A & Class C Shares and from 5/29/92 for Class B & Class D Shares.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                        +10.87%         +5.05%
Five Years Ended 6/30/00                   -2.31          -3.36
Inception (10/21/94) through 6/30/00       -3.07          -3.99

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/00                         +9.66%         +5.66%
Five Years Ended 6/30/00                   -3.33          -3.33
Inception (5/29/92) through 6/30/00        +4.03          +4.03

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                         +9.60%         +8.60%
Five Years Ended 6/30/00                   -3.34          -3.34
Inception (10/21/94) through 6/30/00       -4.07          -4.07

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                        +10.48%         +4.68%
Five Years Ended 6/30/00                  - 2.54          -3.59
Inception (5/29/92) through 6/30/00       + 4.86          +4.16

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D
  Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been lower than noted for the inception period.)
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., June 30, 2000


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Shares                                                                         Percent of
COUNTRIES    Industries              Held               Long-Term Investments                            Value     Net Assets
China        Computers            10,658,300    Legend Holdings Limited                               $   10,322,908    2.8%

             Internet                 48,500  ++SINA.com                                                   1,230,688    0.3

             Telecommunications    1,308,527  ++China Mobile (Hong Kong) Limited                          11,540,445    3.2
                                      47,300  ++China Mobile (Hong Kong) Limited (ADR)(a)                  8,410,531    2.3
                                     152,500  ++China Unicom Limited (ADR)(a)                              3,240,625    0.9
                                                                                                      --------------  ------
                                                                                                          23,191,601    6.4

                                                Total Long-Term Investments in China                      34,745,197    9.5


Hong Kong    Conglomerates         1,441,110    Hutchison Whampoa Limited                                 18,117,171    5.0
                                     273,000    Li & Fung Limited                                          1,386,836    0.4
                                     650,000    Swire Pacific Limited 'A'                                  3,810,630    1.1
                                     887,300    Wharf (Holdings) Ltd.                                      1,587,859    0.4
                                                                                                      --------------  ------
                                                                                                          24,902,496    6.9

             Electronics             852,000    Johnson Electric Holdings Limited                          8,087,950    2.2

             Publishing &            647,000    Television Broadcasts Ltd.                                 4,315,934    1.2
             Broadcasting

             Real Estate           2,000,000    Cheung Kong (Holdings) Ltd.                               22,000,436    6.1
                                   1,200,000    Sun Hung Kai Properties Ltd.                               8,620,579    2.4
                                                                                                      --------------  ------
                                                                                                          30,621,015    8.5

             Retail                2,866,328    Giordano International Limited                             4,357,239    1.2

             Telecommunications      496,226    Cable & Wireless HKT Ltd.                                 10,668,859    2.9

                                                Total Long-Term Investments in Hong Kong                  82,953,493   22.9


India        Banking                 167,510  ++Housing Development Finance Corporation
                                                Ltd. (HDFC)                                                2,096,289    0.5
                                     170,000    ICICI Ltd. (ADR)(a)                                        3,187,500    0.9
                                                                                                      --------------  ------
                                                                                                           5,283,789    1.4

             Cement                   59,800  ++Gujarat Ambuja Cements Limited                               261,033    0.1

             Computer Software        34,800  ++HCL Technologies Limited                                   1,003,667    0.3
                                       5,100    Mastek Limited                                               184,301    0.0
                                      68,800    NIIT Limited                                               3,404,154    0.9
                                       6,582  ++Pentamedia Graphics Ltd.                                      86,775    0.0
                                      10,486    SSI Limited                                                  667,656    0.2
                                      84,351    Satyam Computer Services Limited                           5,631,205    1.6
                                      31,419    Satyam Computer Services Limited (New Shares)              2,097,507    0.6
                                                                                                      --------------  ------
                                                                                                          13,075,265    3.6

             Publishing &            167,120  ++Zee Telefilms Ltd.                                         1,676,157    0.5
             Broadcasting

             Retail                   77,500    Hindustan Lever Limited                                    4,920,636    1.3

             Telecommunications      229,700    Videsh Sanchar Nigam Ltd. (GDR)(b)                         3,502,925    1.0

                                                Total Long-Term Investments in India                      28,719,805    7.9


Indonesia    Retail                1,890,000    PT Ramayana Lestari Sentosa Tbk                            1,209,255    0.3

             Tobacco                 924,500    PT Hanjaya Mandala Sampoerna Tbk                           1,341,462    0.4

                                                Total Long-Term Investments in Indonesia                   2,550,717    0.7


Malaysia     Banking                 513,000    Commerce Asset-Holding Berhad                              1,485,000    0.4
                                     270,000    Malayan Banking Berhad                                     1,094,211    0.3
                                                                                                      --------------  ------
                                                                                                           2,579,211    0.7

             Building &               43,000    IJM Corporation Bhd                                           40,058    0.0
             Construction

             Leisure                 767,000    Genting Berhad                                             2,825,789    0.8
                                     207,000    Resorts World Berhad                                         566,526    0.2
                                                                                                      --------------  ------
                                                                                                           3,392,315    1.0

             Tobacco                 309,400    British American Tobacco Berhad                            2,524,053    0.7

                                                Total Long-Term Investments in Malaysia                    8,535,637    2.4


Philippines  Publishing &          1,769,670    ABS-CBN Broadcasting Corporation                           2,190,084    0.6
             Broadcasting

             Telecommunications       98,920    Philippine Long Distance Telephone Company (ADR)(a)        1,755,830    0.5

                                                Total Long-Term Investments in the Philippines             3,945,914    1.1


Singapore    Airlines                383,000    Singapore Airlines Limited                                 3,787,912    1.0

             Banking                 741,862    DBS Group Holdings Limited                                 9,525,354    2.6
                                     521,000    Oversea-Chinese Banking Corporation Ltd.                   3,585,830    1.0
                                                                                                      --------------  ------
                                                                                                          13,111,184    3.6

             Electronics             416,885    Datacraft Asia Limited                                     3,668,588    1.0
                                     905,000    NatSteel Electronics Ltd.                                  2,774,147    0.8
                                     347,000    Venture Manufacturing (Singapore) Ltd.                     3,532,215    1.0
                                                                                                      --------------  ------
                                                                                                           9,974,950    2.8

             Engineering &         1,737,000    Singapore Technologies Engineering Ltd.                    2,551,752    0.7
             Construction

             Publishing &            442,334    Singapore Press Holdings Ltd.                              6,907,471    1.9
             Broadcasting

             Semiconductors           59,883  ++Chartered Semiconductor Manufacturing
                                                Limited (ADR)(a)                                           5,419,412    1.5
                                     104,000  ++St Assembly Test Services Limited (ADR)(a)                 2,665,000    0.7
                                                                                                      --------------  ------
                                                                                                           8,084,412    2.2

                                                Total Long-Term Investments in Singapore                  44,417,681   12.2


Merrill Lynch Dragon Fund, Inc., June 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                 Shares Held/                                                                      Percent of
COUNTRIES    Industries          Face Amount            Long-Term Investments                            Value     Net Assets
South        Banking                 378,419    Kookmin Bank                                          $    4,819,219    1.3%
Korea                                462,460    Shinhan Bank                                               4,354,907    1.2
                                                                                                      --------------  ------
                                                                                                           9,174,126    2.5

             Computer Software        84,930  ++Haansoft Inc.                                              1,374,845    0.4

             Food                     41,260    Cheil Jedang Corporation                                   1,890,887    0.5

             Semiconductors           45,470    Samsung Electronics                                       15,047,582    4.1
                               US$ 2,710,000    Samsung Electronics Co. (Regulation S), 0%*
                                                due 12/31/2007                                             7,940,300    2.2
                                                                                                      --------------  ------
                                                                                                          22,987,882    6.3

             Steel                    89,950    Pohang Iron & Steel Company Ltd. (ADR)(a)                  2,158,800    0.6

             Telecommunications      186,000    Korea Telecom Corporation (ADR)(a)                         8,997,750    2.5
                                      58,400    SK Telecom Co., Ltd.                                      19,117,060    5.3
                                                                                                      --------------  ------
                                                                                                          28,114,810    7.8

             Utilities--             116,510    Korea Electric Power Corporation                           3,615,386    1.0
             Electric & Gas          154,250    Korea Electric Power Corporation (ADR)(a)                  2,843,984    0.8
                                                                                                      --------------  ------
                                                                                                           6,459,370    1.8

                                                Total Long-Term Investments in South Korea                72,160,720   19.9


Taiwan       Banking               5,717,000  ++Chinatrust Commercial Bank                                 4,955,971    1.4
                                   1,501,000  ++Polaris Securities Co., Ltd.                               1,364,545    0.4
                                                                                                      --------------  ------
                                                                                                           6,320,516    1.8

             Electronics           1,510,000  ++Acer Inc.                                                  2,818,994    0.8
                                     352,240    Asustek Computer Inc.                                      2,904,836    0.8
                                     774,200    Hon Hai Precision Industry                                 6,987,909    1.9
                                     383,600  ++Systex Corporation                                         1,345,091    0.3
                                     118,900  ++Systex Corporation (GDR)(b)                                1,405,398    0.4
                                                                                                      --------------  ------
                                                                                                          15,462,228    4.2

             Plastics              1,515,000    Nan Ya Plastic Corporation                                 3,049,675    0.8

             Retail                  552,480    President Chain Store Corp.                                2,062,831    0.6
                                      93,105    Synnex Technology International Corporation (GDR)(b)       1,945,895    0.5
                                                                                                      --------------  ------
                                                                                                           4,008,726    1.1

             Semiconductors        3,259,695  ++Taiwan Semiconductor Manufacturing Company                15,451,803    4.3
                                   2,691,000  ++United Microelectronics Corporation, Ltd.                  7,470,146    2.1
                                     600,000  ++Via Technologies Inc.                                      9,253,247    2.5
                                                                                                      --------------  ------
                                                                                                          32,175,196    8.9

             Textiles              4,397,300    Far Eastern Textile Ltd.                                   5,453,794    1.5

                                                Total Long-Term Investments in Taiwan                     66,470,135   18.3


Thailand     Banking               2,759,000  ++Thai Farmers Bank Public Company Limited `Foreign'         2,321,147    0.6

             Oil & Gas               436,053    PTT Exploration and Production Public Company
                                                Limited 'Foreign'                                          2,112,175    0.6

             Telecommunications      331,062  ++Advanced Info Service Public Company Limited
                                                'Foreign'                                                  4,118,757    1.2
                                   1,000,000  ++TelecomAsia Corporation Public Company Limited
                                                'Foreign'                                                  1,108,987    0.3
                                     315,789    TelecomAsia Corporation Public Company Limited
                                                (Warrants)***                                                      0    0.0
                                                                                                      --------------  ------
                                                                                                           5,227,744    1.5


                                                Total Long-Term Investments in Thailand                    9,661,066    2.7

                                                Total Long-Term Investments (Cost--$259,272,557)         354,160,365   97.6


                                                        Short-Term Investments

             Commercial       US$  2,176,000    Associates Corporation of North America, 7% due
             Paper**                            7/03/2000                                                  2,175,154    0.6
                                   1,572,000    General Motors Acceptance Corp., 7.13% due 7/03/2000       1,571,377    0.4
                                                                                                      --------------  ------
                                                                                                           3,746,531    1.0

                                                Total Short-Term Investments (Cost--$3,746,531)            3,746,531    1.0


             Total Investments (Cost--$263,019,088)                                                      357,906,896   98.6

             Other Assets Less Liabilities                                                                 5,032,373    1.4
                                                                                                      --------------  ------
             Net Assets                                                                               $  362,939,269  100.0%
                                                                                                      ==============  ======




           ++Non-income producing security.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
            *Represents a zero coupon bond.
           **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
          ***Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

             See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (identified cost--$263,019,088)                                  $ 357,906,896
                    Cash                                                                                           1,495
                    Foreign cash                                                                               7,568,858
                    Receivables:
                      Securities sold                                                     $  12,215,422
                      Dividends                                                                 471,901
                      Capital shares sold                                                       117,764       12,805,087
                                                                                          -------------
                    Prepaid registration fees and other assets                                                    69,721
                                                                                                           -------------
                    Total assets                                                                             378,352,057
                                                                                                           -------------


Liabilities:        Payables:
                      Securities purchased                                                   12,827,865
                      Capital shares redeemed                                                 1,216,282
                      Investment adviser                                                        285,262
                      Distributor                                                               200,084
                      Reorganization costs                                                      119,102       14,648,595
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       764,193
                                                                                                           -------------
                    Total liabilities                                                                         15,412,788
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 362,939,269
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                      $     541,917
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          1,721,380
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            207,949
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            846,114
                    Paid-in capital in excess of par                                                         442,277,476
                    Accumulated investment loss--net                                                          (2,113,525)
                    Accumulated distributions in excess of investment income--net                               (446,121)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (163,734,822)
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net                                       (11,169,131)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         94,808,032
                                                                                                           -------------
                    Net assets                                                                             $ 362,939,269
                                                                                                           =============

Net Asset           Class A--Based on net assets of $60,782,068 and 5,419,174
Value:                       shares outstanding                                                            $       11.22
                                                                                                           =============
                    Class B--Based on net assets of $185,580,603 and 17,213,801
                             shares outstanding                                                            $       10.78
                                                                                                           =============
                    Class C--Based on net assets of $22,082,684 and 2,079,493
                             shares outstanding                                                            $       10.62
                                                                                                           =============
                    Class D--Based on net assets of $94,493,914 and 8,461,138
                             shares outstanding                                                            $       11.17
                                                                                                           =============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2000

Investment          Dividends (net of $162,050 foreign withholding tax)                                    $   1,935,022
Income:             Interest and discount earned                                                                 209,169
                                                                                                           -------------
                    Total income                                                                               2,144,191

Expenses:           Investment advisory fees                                              $   1,963,345
                    Account maintenance and distribution fees--Class B                        1,222,314
                    Custodian fees                                                              309,257
                    Transfer agent fees--Class B                                                238,288
                    Account maintenance and distribution fees--Class C                          121,732
                    Account maintenance fees--Class D                                           103,585
                    Transfer agent fees--Class D                                                 66,049
                    Accounting services                                                          53,489
                    Registration fees                                                            35,927
                    Transfer agent fees--Class A                                                 35,718
                    Professional fees                                                            34,335
                    Transfer agent fees--Class C                                                 23,835
                    Printing and shareholder reports                                             22,252
                    Directors' fees and expenses                                                 12,508
                    Pricing fees                                                                  1,794
                    Other                                                                        13,288
                                                                                          -------------
                    Total expenses                                                                             4,257,716
                                                                                                           -------------
                    Investment loss--net                                                                      (2,113,525)
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       25,255,998
(Loss) on             Foreign currency transactions--net                                       (205,258)      25,050,740
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                      (76,635,156)
--Net:                Foreign currency transactions--net                                        (42,752)     (76,677,908)
                                                                                          -------------    -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $ (53,740,693)
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                            June 30,        December 31,
                    Increase (Decrease) in Net Assets:                                        2000              1999
Operations:         Investment loss--net                                                  $  (2,113,525)   $  (1,900,215)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        25,050,740       18,344,640
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (76,677,908)     181,600,502
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations         (53,740,693)     198,044,927
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (15,652,802)     (65,943,858)
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                 (69,393,495)     132,101,069
                    Beginning of period                                                     432,332,764      300,231,695
                                                                                          -------------    -------------
                    End of period                                                         $ 362,939,269    $ 432,332,764
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                       Class A++
                                                                    For the
                                                                      Six
The following per share data and ratios have been derived            Months
from information provided in the financial statements.               Ended
                                                                    June 30,     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                               2000      1999      1998       1997       1996
Per Share           Net asset value, beginning of period           $  13.04  $   7.24  $   8.81  $   18.09    $    15.99
Operating                                                          --------  --------  --------   --------    ----------
Performance:        Investment income (loss)--net                      (.02)      .02       .14        .12           .14
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 (1.80)     5.78     (1.57)     (7.51)         2.03
                                                                   --------  --------  --------   --------    ----------
                    Total from investment operations                  (1.82)     5.80     (1.43)     (7.39)         2.17
                                                                   --------  --------  --------   --------    ----------
                    Less dividends and distributions:
                      Investment income--net                             --        --      (.11)        --            --
                      In excess of investment income--net                --        --      (.03)        --            --
                      Realized gain on investments--net                  --        --        --      (1.68)         (.07)
                      In excess of realized gain on
                      investments--net                                   --        --        --       (.21)           --
                                                                   --------  --------  --------   --------    ----------
                    Total dividends and distributions                    --        --      (.14)     (1.89)         (.07)
                                                                   --------  --------  --------   --------    ----------
                    Net asset value, end of period                 $  11.22  $  13.04  $   7.24   $   8.81    $    18.09
                                                                   ========  ========  ========   ========    ==========

Total Investment    Based on net asset value per share            (13.96%)+++  80.11%   (16.22%)   (40.77%)       13.59%
Return:**                                                          ========  ========  ========   ========    ==========

Ratios to Average   Expenses                                          1.46%*    1.49%     1.46%      1.35%         1.33%
Net Assets:                                                        ========  ========  ========   ========    ==========
                    Investment income (loss)--net                     (.33%)*    .19%     1.78%       .73%          .78%
                                                                   ========  ========  ========   ========    ==========

Supplemental        Net assets, end of period (in thousands)       $ 60,782  $ 34,211  $ 13,961   $ 14,431    $   49,943
Data:                                                              ========  ========  ========   ========    ==========
                    Portfolio turnover                               38.29%    88.37%    99.85%     21.11%        30.63%
                                                                   ========  ========  ========   ========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2000


FINANCIAL HIGHLIGHTS (continued)
                                                                                       Class B++
                                                                   For the
                                                                     Six
The following per share data and ratios have been derived           Months
from information provided in the financial statements.              Ended
                                                                   June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998       1997        1996
Per Share           Net asset value, beginning of period           $  12.61  $   7.07  $   8.58   $  17.89    $    15.98
Operating                                                          --------  --------  --------   --------    ----------
Performance:        Investment income (loss)--net                      (.08)     (.07)      .06       (.04)         (.04)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 (1.75)     5.61     (1.52)     (7.38)         2.02
                                                                   --------  --------  --------   --------    ----------
                    Total from investment operations                  (1.83)     5.54     (1.46)     (7.42)         1.98
                                                                   --------  --------  --------   --------    ----------
                    Less dividends and distributions:
                      Investment income--net                             --        --      (.04)        --            --
                      In excess of investment income--net                --        --      (.01)        --            --
                      Realized gain on investments--net                  --        --        --      (1.68)         (.07)
                      In excess of realized gain on
                      investments--net                                   --        --        --       (.21)           --
                                                                   --------  --------  --------   --------    ----------
                    Total dividends and distributions                    --        --      (.05)     (1.89)         (.07)
                                                                   --------  --------  --------   --------    ----------
                    Net asset value, end of period                 $  10.78  $  12.61  $   7.07   $   8.58    $    17.89
                                                                   ========  ========  ========   ========    ==========

Total Investment    Based on net asset value per share             (14.51%)+++ 78.36%   (17.06%)   (41.40%)       12.41%
Return:**                                                          ========  ========  ========   ========    ==========

Ratios to Average   Expenses                                          2.43%*    2.58%     2.54%      2.39%         2.36%
Net Assets:                                                        ========  ========  ========   ========    ==========
                    Investment income (loss)--net                    (1.36%)*   (.82%)     .73%      (.26%)        (.24%)
                                                                   ========  ========  ========   ========    ==========

Supplemental        Net assets, end of period (in thousands)       $185,580  $278,334  $206,809   $374,914    $1,157,944
Data:                                                              ========  ========  ========   ========    ==========
                    Portfolio turnover                               38.29%    88.37%    99.85%     21.11%        30.63%
                                                                   ========  ========  ========   ========    ==========

                                                                                          Class C++
                                                                    For the
                                                                      Six
The following per share data and ratios have been derived            Months
from information provided in the financial statements.               Ended
                                                                    June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2000      1999      1998        1997       1996
Per Share           Net asset value, beginning of period           $  12.42  $   6.97  $   8.46   $  17.68    $    15.79
Operating                                                          --------  --------  --------   --------    ----------
Performance:        Investment income (loss)--net                      (.08)     (.07)      .06       (.04)         (.04)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 (1.72)     5.52     (1.50)     (7.29)         2.00
                                                                   --------  --------  --------   --------    ----------
                    Total from investment operations                  (1.80)     5.45     (1.44)     (7.33)         1.96
                                                                   --------  --------  --------   --------    ----------
                    Less dividends and distributions:
                      Investment income--net                             --        --      (.04)        --            --
                      In excess of investment income--net                --        --      (.01)        --            --
                      Realized gain on investments--net                  --        --        --      (1.68)         (.07)
                      In excess of realized gain on
                      investments--net                                   --        --        --       (.21)           --
                                                                   --------  --------  --------   --------    ----------
                    Total dividends and distributions                    --        --      (.05)     (1.89)         (.07)
                                                                   --------  --------  --------   --------    ----------
                    Net asset value, end of period                 $  10.62  $  12.42  $   6.97   $   8.46    $    17.68
                                                                   ========  ========  ========   ========    ==========

Total Investment    Based on net asset value per share             (14.49%)+++ 78.19%   (17.05%)   (41.38%)       12.43%
Return:**                                                          ========  ========  ========   ========    ==========

Ratios to Average   Expenses                                          2.43%*    2.56%     2.54%      2.41%         2.37%
Net Assets:                                                        ========  ========  ========   ========    ==========
                    Investment income (loss)--net                    (1.34%)*   (.85%)     .75%      (.28%)        (.23%)
                                                                   ========  ========  ========   ========    ==========

Supplemental        Net assets, end of period (in thousands)       $ 22,083  $ 26,436  $ 15,431   $ 22,111    $   62,113
Data:                                                              ========  ========  ========   ========    ==========
                    Portfolio turnover                               38.29%    88.37%    99.85%     21.11%        30.63%
                                                                   ========  ========  ========   ========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D++
                                                                   For the
                                                                     Six
The following per share data and ratios have been derived           Months
from information provided in the financial statements.              Ended
                                                                   June 30,         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998        1997       1996
Per Share           Net asset value, beginning of period           $  13.01  $   7.24  $   8.80   $  18.11    $    16.05
Operating                                                          --------  --------  --------   --------    ----------
Performance:        Investment income (loss)--net                      (.03)       --++++   .11        .09           .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 (1.81)     5.77     (1.55)     (7.51)         2.04
                                                                   --------  --------  --------   --------    ----------
                    Total from investment operations                  (1.84)     5.77     (1.44)     (7.42)         2.13
                                                                   --------  --------  --------   --------    ----------
                    Less dividends and distributions:
                      Investment income--net                             --        --      (.09)        --            --
                      In excess of investment income--net                --        --      (.03)        --            --
                      Realized gain on investments--net                  --        --        --      (1.68)         (.07)
                      In excess of realized gain on
                      investments--net                                   --        --        --       (.21)           --
                                                                   --------  --------  --------   --------    ----------
                    Total dividends and distributions                    --        --      (.12)     (1.89)         (.07)
                                                                   --------  --------  --------   --------    ----------
                    Net asset value, end of period                 $  11.17  $  13.01  $   7.24   $   8.80    $    18.11
                                                                   ========  ========  ========   ========    ==========

Total Investment    Based on net asset value per share             (14.14%)+++ 79.70%   (16.38%)   (40.89%)       13.29%
Return:**                                                          ========  ========  ========   ========    ==========

Ratios to Average   Expenses                                          1.65%*    1.77%     1.72%      1.61%         1.58%
Net Assets:                                                        ========  ========  ========   ========    ==========
                    Investment income (loss)--net                     (.52%)*   (.02%)    1.48%       .53%          .53%
                                                                   ========  ========  ========   ========    ==========

Supplemental        Net assets, end of period (in thousands)       $ 94,494  $ 93,352  $ 64,031   $115,318    $  297,179
Data:                                                              ========  ========  ========   ========    ==========
                    Portfolio turnover                               38.29%    88.37%    99.85%     21.11%        30.63%
                                                                   ========  ========  ========   ========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch Dragon Fund, Inc., June 30, 1996


NOTES TO FINANCIAL STATEMENTS (continued)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                   Account        Distribution
                               Maintenance Fee        Fee

Class B                                .25%           .75%
Class C                                .25%           .75%
Class D                                .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer con-cessions on sales of the Fund's Class A and Class D Shares as follows:

                                  FAMD            MLPF&S

Class A                           $  100          $   364
Class D                           $3,742          $41,784


For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $164,874 and $9,795 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $200 relating to transactions subject to front-end sales charges waivers in Class D Shares.

In addition, MLPF&S received $147,262 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $146,982,564 and $197,305,624, respectively.

Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

                                   Realized      Unrealized
                                    Gains          Gains
                                   (Losses)       (Losses)

Long-term investments           $  25,255,998   $ 94,887,808
Foreign currency transactions        (205,258)       (79,776)
                                -------------   ------------
Total                           $  25,050,740   $ 94,808,032
                                =============   ============


As of June 30, 2000 net unrealized appreciation for Federal income tax purposes aggregated $94,887,808, of which $117,007,591 related to appreciated securities and $22,119,783 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $263,019,088.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $15,652,802 and $65,943,858 for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                  Dollar
Ended June 30, 2000                   Shares       Amount

Shares sold                         9,083,755  $ 108,035,177
Shares issued resulting from
reorganization                      2,810,747     30,606,287
                                 ------------  -------------
Total issued                       11,894,502    138,641,464
Shares redeemed                    (9,098,229)  (109,337,694)
                                 ------------  -------------
Net increase                        2,796,273  $  29,303,770
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount
Shares sold                        19,484,180  $ 173,308,347
Shares redeemed                   (18,788,481)  (168,061,348)
                                 ------------  -------------
Net increase                          695,699  $   5,246,999
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         1,809,855  $  21,396,446
Shares issued resulting from
reorganization                        659,140      6,907,384
                                 ------------  -------------
Total issued                        2,468,995     28,303,830
Shares redeemed                    (4,650,553)   (55,469,345)
Automatic conversion of shares     (2,682,276)   (29,886,282)
                                 ------------  -------------
Net decrease                       (4,863,834) $ (57,051,797)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         4,518,837  $  41,312,257
Shares redeemed                   (11,235,174)   (94,563,428)
Automatic conversion of shares       (440,785)    (3,858,030)
                                 ------------  -------------
Net decrease                       (7,157,122) $ (57,109,201)
                                 ============  =============


Merrill Lynch Dragon Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         1,030,237  $  11,944,265
Shares issued resulting from
reorganization                        196,010      2,023,083
                                 ------------  -------------
Total issued                        1,226,247     13,967,348
Shares redeemed                    (1,275,780)   (15,006,604)
                                 ------------  -------------
Net decrease                          (49,533) $  (1,039,256)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         2,134,250  $  18,368,755
Shares redeemed                    (2,219,846)   (18,697,878)
                                 ------------  -------------
Net decrease                          (85,596) $    (329,123)
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           273,150  $   3,462,002
Automatic conversion of shares      2,591,244     29,886,282
Shares issued resulting from
reorganization                        161,747      1,754,023
                                 ------------  -------------
Total issued                        3,026,141     35,102,307
Shares redeemed                    (1,742,422)   (21,967,826)
                                 ------------  -------------
Net increase                        1,283,719  $  13,134,481
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         2,238,966  $  21,079,512
Automatic conversion of shares        428,850      3,858,030
                                 ------------  -------------
Total issued                        2,667,816     24,937,542
Shares redeemed                    (4,333,778)   (38,690,075)
                                 ------------  -------------
Net decrease                       (1,665,962) $ (13,752,533)
                                 ============  =============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.

6. Commitments:
At June 30, 2000, the Fund had entered in foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $7,504,000 and $2,479,000, respectively.

7. Capital Loss Carryforward:
On December 31, 1999, the Fund had a net capital loss carryforward of approximately $154,210,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

8. Acquisition of Merrill Lynch Emerging Tigers Fund, Inc.:
On May 19, 2000, the Fund acquired all of the net assets of Merrill Lynch Emerging Tigers Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,941,206 shares of common stock of Merrill Lynch Emerging Tigers Fund, Inc. for 3,827,645 shares of common stock of the Fund. Merrill Lynch Emerging Tigers Fund, Inc.'s net assets on that date of $41,290,777, including $1,618,645 of unrealized appreciation and $42,456,525 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $364,308,701.


PORTFOLIO INFORMATION

Investments
As of 6/30/00

                                          Percent of
Ten Largest Equity Holdings               Net Assets

Cheung Kong (Holdings) Ltd.                  6.1%
China Mobile (Hong Kong) Limited*            5.5
SK Telecom Co., Ltd.                         5.3
Hutchison Whampoa Limited                    5.0
Taiwan Semiconductor Manufacturing Company   4.3
Samsung Electronics                          4.1
Cable & Wireless HKT Ltd.                    2.9
Legend Holdings Limited                      2.8
DBS Group Holdings Limited                   2.6
Via Technologies Inc.                        2.5

*Represents combined holdings.


                                          Percent of
Ten Largest Industries                    Net Assets

Telecommunications                          20.1%
Electronics                                 15.6
Semiconductors                              11.1
Real Estate                                  8.5
Banking                                      8.4
Conglomerates                                6.9
Computers                                    4.7
Computer Software                            4.0
Retail                                       3.4
Publishing & Broadcasting                    2.5



Merrill Lynch Dragon Fund, Inc., June 30, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863